Consolidated Statement of Operations $ in Thousands	11 Months Ended
Dec. 31, 2022 USD ($) $ / shares shares
Operating expenses:
General and administrative	$ 3,473
Research and development	23,689
Total operating expenses	27,162
Loss from operations	(27,162)
Other expense	(171)
Loss before income taxes	(27,333)
Net loss attributable to redeemable noncontrolling interest	1,595
Net loss	(25,738)
Adjustment to Zura subsidiary's preferred shares to redemption value	(6,652)
Net loss attributable to Class A Ordinary Shareholders of Zura	$ (32,390)
Net loss per Ordinary Share attributable to Shareholders of Zura, basic | $ / shares	$ (15,345)
Net loss per Ordinary Share attributable to Shareholders of Zura, diluted | $ / shares	$ (15,345)
Weighted average Ordinary Shares used in computing net loss per Ordinary Share attributable to shareholders of Zura, basic | shares	2,111
Weighted average Ordinary Shares used in computing net loss per Ordinary Share attributable to shareholders of Zura, diluted | shares	2,111